Summary prospectus

Nomura VIP Pathfinder Conservative Series — Service Class

(formerly, Macquarie VIP Pathfinder Conservative Series)

April 30, 2026

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at nomuraassetmanagement.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2026 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Nomura VIP Pathfinder Conservative Series seeks to provide total return consistent with a conservative level of risk as compared to the other Nomura VIP Pathfinder Series.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Service
Management fees..............................................................................	0.00%
Distribution and service (12b-1) fees.................................................................	none
Other expenses ...............................................................................	0.14%
Acquired fund fees and expenses...................................................................	0.82%[1]
Total annual series operating expenses...............................................................	0.96%[2]
Fee waivers and expense reimbursements............................................................	(0.00%)[3]
Total annual series operating expenses after fee waivers and expense reimbursement.............................	0.96%
1	Acquired fund fees and expenses sets forth the Series’ pro rata portion of the cumulative expenses charged by the Underlying Funds (defined below) in which the Series invested during the last fiscal year. The actual acquired fund fees and expenses will vary with changes in the allocations of the Series’ assets. These expenses are not direct costs paid by Series shareholders, and are not used to calculate the Series’ NAV.
2	The total annual series operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired fund fees and expenses.
3	The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.14% of the Series’ average daily net assets from April 30, 2026 through April 29, 2027. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary prospectus

Class	Service
1 year.........................................................................................	$98
3 years........................................................................................	$306
5 years........................................................................................	$531
10 years.......................................................................................	$1,178

Portfolio turnover

The Series does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds, but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 35% of the average value of its portfolio.

What are the Series’ principal investment strategies?

Nomura VIP Pathfinder Conservative Series seeks to achieve its objective by allocating its assets among asset classes so that approximately 35-55% of the value of the Series’ assets are in equities (in stocks of various capitalization levels, but primarily large-capitalization stocks and with a maximum of 15% allocated to international/global stocks) and approximately 45-65% of the Series’ assets are in fixed income (including cash). The Series implements this allocation by investing primarily in other Nomura Funds (Underlying Funds). The Series typically will invest in Standard Class shares of an Underlying Fund. To the extent an Underlying Fund does not offer Standard Class shares, the Series generally will invest in Service Class shares of such Underlying Fund. Shorter-term allocations may vary from the target ranges described above. For the most current list of Underlying Funds in which the Series invests, please see the Series’ most recent shareholder report or Series holdings disclosures. For more information about the investment strategies and risks of an Underlying Fund, see such Underlying Fund’s prospectus.

These allocations are projections only and may be changed by Delaware Management Company (Manager), the Series’ investment manager, from time to time. Actual allocations are not limited to the ranges described above and may vary. The Manager monitors the Series’ holdings and cash flow and will periodically adjust the Series’ asset allocation to realign it with the Series’ risk profile and investment strategies. The Manager evaluates the Series’ asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to the Series; therefore, allocation changes may not be made in response to short-term market conditions. The Series does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Series indirectly holds a diversified mixture of money market instruments, investment-grade corporate bonds, US government securities, and, to a lesser extent, stocks of primarily large-capitalization companies.

The Series is intended for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a series’ assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a series’ performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a series performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in an unanticipated direction. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its investments in underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Series invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Series invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Foreign risk — The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a series invests in another investment company, shareholders of the series bear their proportionate share of the other investment company’s fees and expenses as well as their share of the series’ fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a  series to be more volatile than if it had not been leveraged, which may result in increased losses to the series.

Other risks applicable to a fund of funds structure —  There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Series and must act in the Series’ best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

How has Nomura VIP Pathfinder Conservative Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year and the table shows how the Series’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of broad measures of market performance and additional indexes with characteristics relevant to the Series.  The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

On April 30, 2021, Delaware Management Company became the Series’ investment manager. The returns shown from before April 30, 2021 are from the Series’ prior investment manager.

You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at nomuraassetmanagement.com/vip-performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Summary prospectus

Calendar year-by-year total return (Service Class)

During the periods illustrated in this bar chart, Service Class’s highest quarterly return was 12.39% for the quarter ended June 30, 2020, and its lowest quarterly return was  -10.22% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years
Service Class.........................................................	10.44%	4.91%	6.23%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)...................	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes).......	7.30%	-0.36%	2.01%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)*.........	12.86%	5.95%	7.49%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)................	17.15%	13.15%	14.29%
Bloomberg US Credit Index (reflects no deduction for fees, expenses, or taxes)..........	7.83%	-0.05%	3.15%
Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses, or taxes)............................................................	5.35%	1.97%	2.09%
MSCI EAFE Index (net) (reflects no deduction for fees or expenses)..................	31.22%	8.92%	8.18%
MSCI EAFE Index (gross) (reflects no deduction for fees, expenses, or taxes)...........	31.89%	9.47%	8.72%
Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
*	The Current Blended Benchmark is computed using a combination of 35% Russell 3000 Index + 35% Bloomberg US Credit Index + 20% Bloomberg 1-3 Year US Government/Credit Index + 10% MSCI EAFE Index.

Who manages the Series?

Investment manager

Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title	Start date on the Series
Stefan Löwenthal, CFA	Managing Director, Chief Investment Officer of Global Multi-Asset	November 2021
Jürgen Wurzer, CFA	Managing Director, Deputy Head of Global Multi-Asset	November 2021
Aaron Young	Managing Director, Senior Portfolio Manager - Global Multi-Asset	October 2016

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the  Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

VIPSUM-PCON 4/26